Note: The sole purpose of this filing is to correct the supplement number of the 497 filing made on August 7, 2007.

COLLEGE RETIREMENT EQUITIES FUND
(CREF)

SUPPLEMENT NO. 1

dated August 7, 2007
to the May 1, 2007 Prospectus

CREF GROWTH ACCOUNT

The portfolio management team of the Growth Account has changed. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectus:

Gregory B. Luttrell is no longer a member of the portfolio management team for the Growth Account. Therefore, the row containing Mr. Luttrell’s biographical information on page 37 of the Prospectus should be deleted in its entirety.

Andrea Mitroff has been added to the Growth Account’s portfolio management team. Therefore, the following biographical information should be added to the Account’s portfolio management team disclosure on page 37 of the Prospectus:

	Portfolio Role/		Total Experience
	Coverage/		(since dates specified below)
Name & Title	Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
Andrea Mitroff	Stock Selection	TIAA-CREF Investment Management, LLC,	2006	1988	2007
Managing Director		TIAA and its affiliates – 2006 to Present;
Merrill Lynch Investment Managers – 1999 to 2006.

Susan Hirsch will continue to be a member of the portfolio management team for the Growth Account and has assumed the role of Lead Portfolio Manager for the Account.

ALL CREF ACCOUNTS

The following bolded language should be added to the carryover sentence on pages 46-47 of the Prospectus:

“You can also choose to have transfers and withdrawals take effect at the end of any future business day or the last calendar day of the current or any future month, even if it’s not a business day.”

A11462 8/07